SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 20, 2005

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WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 25, 2005, West Pharmaceutical Services, Inc. (“West”) filed a Current Report on Form 8-K reporting that it had completed the acquisition of The Tech Group, Inc. (“TGI”), a privately owned company headquartered in Scottsdale, Arizona. By this amendment, West is filing the required financial statements and pro forma financial information in connection with the acquisition of TGI.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired

Attached hereto as Exhibit 99.1 are the audited financial statements of TGI for the period ended June 24, 2004. Attached hereto as Exhibit 99.2 are the unaudited financial statements of TGI for the nine months ended March 26, 2005.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.3 is unaudited pro forma condensed consolidated financial information for West and subsidiaries for the year ended December 31, 2004 and the nine months ended March 31, 2005.

(c)	Exhibits

99.1	Audited financial statements of TGI for the year ended June 24, 2004.

99.2	Unaudited financial statements of TGI for the nine months ended March 26, 2005.

99.3	Unaudited pro forma condensed consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

August 3, 2005

EXHIBIT INDEX

Description

99.1	Audited financial statements of TGI for the year ended June 24, 2004

99.2	Unaudited financial statements of TGI for the nine months ended March 26, 2005

99.3	Unaudited pro forma condensed consolidated financial information.

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